                                                                Exhibit (d)(iii)


                           FORM OF AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                                                     Effective Date
----                                                                                     --------------
Schwab International Index Fund - Investor Shares                                        July 21, 1993

Schwab International Index Fund - Select Shares                                          April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                                            October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                                              April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset                      September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset                    September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset                September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                                                           February 28, 1996

Schwab S&P 500 Fund - Investor Shares                                                    February 28, 1996

Schwab S&P 500 Fund - Select Shares                                                      April 30, 1997

Schwab Analytics Fund                                                                    May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab                   September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab OneSource                October 13, 1996

Portfolios-Growth Allocation)
Schwab MarketManager Balanced Portfolio (formerly known as Schwab OneSource              October 13, 1996
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab OneSource             August 3, 1997
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset                 April 16, 1998
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                                        October 28, 1998

Institutional Select Large Cap-Value Index Fund                                          October 28, 1998

Institutional Select Small-Cap Value Index Fund                                          October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                                   April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                                     April 15, 1999

Communications Focus Fund                                        May 15, 2000

Financial Services Focus Fund                                    May 15, 2000

Health Care Focus Fund                                           May 15, 2000

Technology Focus Fund                                            May 15, 2000

Schwab Hedged Equity Fund                                        August 6, 2002


                                   SCHWAB CAPITAL TRUST

                                   By:     ___________________
                                   Name:   John Philip Coghlan
                                   Title:  President and Chief Executive Officer


                                   CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                   By:     ___________________
                                   Name:   Stephen B. Ward
                                   Title:  Senior Vice President and Chief
                                           Investment Officer

                               FORM OF SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                              ADVISORY FEE SCHEDULE
  THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE
                TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                                Fee
----                                                ---
Schwab International Index Fund                     Seventy one-hundredths of one percent (0.70%)
                                                    of the Fund's average daily net assets not in
                                                    excess of $300,000,000 and sixty one-hundredths
                                                    of one percent (0.60%) of such assets over
                                                    $300,000,000

Schwab Small-Cap Index Fund                         Fifty one-hundredths of one percent (0.50%) of
                                                    the Fund's average daily net assets not in excess
                                                    of $300,000,000 and forty-five one-hundredths of
                                                    one percent (0.45%) of such assets over $300,000,000

Schwab MarketTrack Growth Portfolio                 Fifty four-one-hundredths of one percent (0.54%)
(formerly known as Schwab Asset                     of the Fund's average daily net assets not in
Director-High Growth Fund)                          excess of $500 million, and forty nine-one
                                                    hundredths of one percent (0.49%) of such net
                                                    assets over $500 million

Schwab MarketTrack Balanced Portfolio               Fifty four-one-hundredths of one percent (0.54%)
(formerly known as Schwab Asset                     of the Fund's average daily net assets not in
Director-Balanced Growth Fund)                      excess of $500 million, and forty
                                                    nine-one-hundredths of one percent (0.49%) of
                                                    such net assets over $500 million

Schwab MarketTrack Conservative Portfolio           Fifty four-one-hundredths of one percent (0.54%)
(formerly known as Schwab Asset                     of the Fund's average daily net assets not in
Director-Conservative Growth Fund)                  excess of $500 million, and forty
                                                    nine-one-hundredths of one percent (0.49%) of
                                                    such net assets over $500 million

Schwab S&P 500 Fund                                 Thirty-six one-hundredths of one percent (0.36%)
                                                    of the Fund's average daily net assets not in
                                                    excess of $1 billion; thirty-three one
                                                    hundredths of one percent (0.33%) of such net
                                                    assets over $1 billion, but not more than $2
                                                    billion; and thirty-one one hundredths of one
                                                    percent (0.31%) of such net assets over $2
                                                    billion.

Fund                                                Fee
----                                                ---
Schwab Analytics Fund                               Fifty four-one-hundredths of one percent (0.54%)
                                                    of the Fund's average daily net assets not in
                                                    excess of $500 million, and forty
                                                    nine-one-hundredths of one percent (0.49%) of
                                                    such net assets over $500 million

Schwab MarketManager International Portfolio        Fifty four-one-hundredths of one percent (0.54%)
(formerly known as Schwab OneSource                 of the Fund's average daily net assets not in
Portfolios-International)                           excess of $500 million, and forty
                                                    nine-one-hundredths of one percent (0.49%) of
                                                    such net assets over $500 million

Schwab MarketManager Growth Portfolio               Fifty four-one-hundredths of one percent (0.54%)
(formerly known as Schwab OneSource                 of the Fund's average daily net assets not in
Portfolios-Growth Allocation)                       excess of $500 million, and forty
                                                    nine-one-hundredths of one percent (0.49%) of
                                                    such net assets over $500 million

Schwab MarketManager Balanced Portfolio             Fifty four one-hundredths of one percent (0.54%)
(formerly known as Schwab OneSource                 of the Fund's average daily net assets not in
Portfolios-Balanced Allocation)                     excess of $500 million, and forty
                                                    nine-one-hundredths of one percent (0.49%) of
                                                    such net assets over $500 million

Schwab MarketManager Small Cap Portfolio            Fifty four one-hundredths of one percent (0.54%)
(formerly known as Schwab OneSource                 of the Fund's average daily net assets not in
Portfolios-Small Company)                           excess of $500 million, and forty
                                                    nine-one-hundredths of one percent (0.49%) of
                                                    such net assets over $500 million

Schwab Market Track All Equity Portfolio            Fifty four-one-hundredths of one percent (0.54%)
(formerly known as Schwab Asset                     of the Fund's average daily net assets not in
Director-Aggressive Growth Fund)                    excess of $500 million, and forty
                                                    nine-one-hundredths of one percent (0.49%) of
                                                    such net assets over $500 million

Institutional Select S&P 500 Fund                   Twenty one hundredths of one percent (0.20%) of
                                                    the Fund's average daily net assets not in
                                                    excess of $1 billion; and eighteen one
                                                    hundredths of one percent (0.18%) of such net
                                                    assets over $1 billion.

Institutional Select Large-Cap Value Index Fund     Twenty one hundredths of one percent (0.20%) of
                                                    the Fund's average daily net assets not in
                                                    excess of $1 billion; and eighteen one
                                                    hundredths of one percent (0.18%) of such net
                                                    assets over $1 billion.

Institutional Select Small-Cap Value Index Fund     Twenty-five one hundredths of one percent
                                                    (0.25%) of the Fund's average daily net assets
                                                    not in excess of $1 billion; and twenty-three
                                                    one hundredths of one percent (0.23%) of such
                                                    net assets over $1 billion.

Fund                                                Fee
----                                                ---
Schwab Total Stock Market Index Fund                Thirty one hundredths of one percent (0.30%) of
                                                    the Fund's average daily net assets not in
                                                    excess of $500 million; and twenty-two one
                                                    hundredths of one percent (0.22%) of such net
                                                    assets over $500 million.

Communications Focus Fund                           Fifty four-one-hundredths of one percent (0.54%)
                                                    of the Fund's average daily net assets

Financial Services Focus Fund                       Fifty four-one-hundredths of one percent (0.54%)
                                                    of the Fund's average daily net assets

Health Care Focus Fund                              Fifty four-one-hundredths of one percent (0.54%)
                                                    of the Fund's average daily net assets

Technology Focus Fund                               Fifty four-one-hundredths of one percent (0.54%)
                                                    of the Fund's average daily net assets

Schwab Hedged Equity Fund                           One percent and seventy five-one-hundredths of
                                                    one percent (1.75%) of the Fund's average daily
                                                    net assets

                                          SCHWAB CAPITAL TRUST

                                          By:      ___________________
                                          Name:    John Philip Coghlan
                                          Title:   President and Chief Executive
                                                   Officer

                                          CHARLES SCHWAB INVESTMENT
                                          MANAGEMENT, INC.

                                          By:      ___________________
                                          Name:    Stephen B. Ward
                                          Title:   Senior Vice President and
                                                   Chief Investment Officer